Semiannual Report

June 30, 2002

T. Rowe Price
Equity Income Portfolio

Dear Investor

The first six months of 2002 were an exceptionally tumultuous period, with the market declining as much due to concerns about trust and confidence as to fundamentals. Enron, WorldCom, Arthur Andersen, Tyco, Global Crossing, and even Martha Stewart are on the tip of everyone's tongue as investors discuss the integrity of the system. We transitioned from the tragic post-September 11 environment and a period of economic downturn into an almost surreal atmosphere in which new, damaging stories appeared throughout the media almost every day.

  While the economy has been showing clear signs of recovery, investors sold stocks in fear that some of their investments could end up in the headlines. During this difficult period, stock prices fell sharply, with the S&P 500 dropping by slightly more than 13% in the first six months of the year while the Nasdaq Composite declined more precipitously.

  Performance Comparison

  Periods Ended 6/30/02                                   6                12                2
                                                     Months            Months           Months
  --------------------------------------------------------------

  Equity Income shares                               -3.62%            -4.73%           -5.30%

  Equity Income - II shares                               -                 -            -5.35

  S&P 500 Stock Index                                -13.16            -17.99            -7.81

  Lipper Variable Annuity
  Underlying Equity Income
  Funds Average                                       -6.61             -9.35            -6.09

  As shown in the Performance Comparison table, the portfolio shares lost some ground over the first six months of the year but did significantly better than the broad market measured by the S&P 500 Stock Index and the Lipper average for similarly managed funds. Results for the class II shares, which were launched at the end of April, were marginally lower because of a slightly higher expense ratio but still well ahead of the benchmarks for the two-month period.

  In 2000 and 2001, the shares managed to remain profitable in the face of a sharp sell-off in the equities market. However, despite our efforts to manage the portfolio as defensively as possible during the recent period, the selling was too pervasive, and the fund sustained a 3.62% decline. Challenging periods like the one we have just experienced only serve to remind us how unsatisfying good relative performance is when all of the numbers are negative. Nevertheless, we take some pleasure in having mitigated shareholders' losses during a generally steep sell-off.

DIVIDEND DISTRIBUTION

  On June 25, your Board of Directors declared a second-quarter income dividend of $0.06 per share, bringing the year-to-date total for 2002 to $0.12 per share. The second-quarter dividend was paid on June 27 to shareholders of record on June 25. No capital gains were declared in the second quarter, leaving the year-to-date long-term capital gains distribution at $0.02 per share, which was distributed on March 27.

PORTFOLIO REVIEW

  While the portfolio dodged a number of bullets in the first six months of the year, our winners were not enough to offset our losers in the weak market environment. The industrial, aerospace, and energy sectors delivered strong results and many of our holdings in those areas performed quite well, while our technology, telecommunications, and health care holdings were particularly disappointing.

  Sector Diversification
                                                            12/31/01                6/30/02
  ------------------------------------------------------------

  Consumer Discretionary                                       13.1%                  13.8%

  Consumer Staples                                               9.4                    7.9

  Energy                                                        10.7                   11.4

  Financials                                                    19.5                   18.6

  Health Care                                                    6.0                    6.9

  Industrials and Business Services                             16.7                   16.7

  Information Technology                                         4.3                    4.0

  Materials                                                      5.8                    5.8

  Telecommunication Services                                     7.0                    7.0

  Utilities                                                      3.1                    4.6

  U.S. Government Bond                                           0.2                    0.2

  Reserves                                                       4.2                    3.1
  ------------------------------------------------------------

  Total                                                       100.0%                 100.0%

  An integral part of our investment process is to invest in undervalued companies with attractive dividend yields and price/earnings ratios and the potential for growth over the intermediate term. If there was a lesson learned so far this year, it is that in many cases cheap stocks can get cheaper.

  Many of our pharmaceutical stocks fit that description and were among our most disappointing holdings. Merck, Schering-Plough, and Bristol-Myers Squibb had all been disappointing performers before we invested in them. However, their earnings and dividend streams appeared (and continue to appear) to be attractively valued, and we made initial investments at what we thought were bargain price levels. Despite their alluring valuations when we purchased them, they continued to decline in value during the ensuing months. Merck, for example, has a very strong financial position but has been caught up in the accounting scandal, with concerns raised about how the company accounted for the revenues of its Medco subsidiary. While it is difficult to be certain of few things in financial markets, one thing we are certain of is that Merck is not WorldCom or Enron. We continue to believe in the viability of this investment.

  GE was another of our large purchases during the first half. The company has been hit by several problems, including concerns about its accounting. In this case, once again, we are quite sure that GE is not Tyco and does not deserve the same fate. AOL Time Warner is another example. After declining more than 80% from its high, AOL Time Warner appears attractive just in terms of the valuation of the old Time Warner portion of the company. We believe the assets of the entire operation are uniquely appealing at the current stock price, and we remain convinced that AOL Time Warner is not Global Crossing and does not belong in the same category.

  The one repeat purchase in the portfolio that we are concerned about is Qwest Communications International. We successfully invested in US West several years ago, before Qwest acquired the company at a significant premium in 2000. We think we have a fairly good understanding of the underlying value of US West and believe this value is not reflected in Qwest's level of market valuation. Recently, the former CEO and former CFO of Ameritech joined Qwest, and we have confidence in their ability to turn the company's fortunes around. The stock is not among our top 25 holdings, and the companies cited above are good examples of why the portfolio is diversified among a large universe of investments. Our number-one holding, Exxon Mobil, accounts for only 2.6% of net assets - a reasonable position, to be sure, but not large enough to have a debilitating impact on performance if the stock were unexpectedly to suffer the fate of some of those just discussed.

  Regarding sales, we eliminated or reduced positions in companies that generally have been successful investments but no longer appear attractive relative to other opportunities. We reduced our investment in Lockheed Martin as that company has successfully executed a turnaround in the last two years, resulting in exceptionally good stock performance. We eliminated Stanley Works, which did well over several years. Our successful investment in Niagara Mohawk Power culminated with its acquisition by a U.K.-based utility, National Grid Group.

  Financial Profile

  As of 6/30/02                               Equity Income
                                                Portfolio                S&P 500
  ------------------------------------------------------------

  Average Dividend Yield                             2.4%                   1.6%

  Price/Book Ratio                                   3.0X                   3.8X

  Price/Earnings Ratio
  (2003 estimated EPS)*                             16.5X                  18.2X

  Historical Beta
  (based on monthly
  returns for 5 years)                               0.58                   1.00

  * Source data: IBES. Forecasts are in no way indicative of future investment returns.

OUTLOOK

  The concerns over corporate integrity, accounting legitimacy, and investor confidence are probably close to reaching a peak in intensity. The fixation of newspapers, popular magazines, television shows, and politicians on these issues suggests that most of the problems have likely been uncovered and most of the damage has already been done. No doubt, there will be some welcome and necessary regulatory reforms, and the prospect of the most egregious criminals serving prison time will help restore confidence in the system. Investors will eventually realize that, despite their shortcomings, the nation's legislative, regulatory, and judicial systems do work, and our financial infrastructure is fundamentally sound.

  Our sense is that the economy is on the mend and that corporate earnings performance should improve. The Fed's strategy of significantly cutting interest rates last year appears to be working, and consumer demand remains strong. While the assets in money market funds are remarkably high, particularly considering the low level of short-term rates, a good portion of this money will flow back into the equity market at some point, as it has in the past in the wake of financial crises. After more than two years of a severe market decline, we cannot help but feel increasingly optimistic about the potential of the stock market over the rest of the year. We are still somewhat concerned about the levels of many stock valuations, which could constrain the broad market's upside potential, but at the same time we feel that the severe market decline has created many attractive opportunities for the patient investor.

  As always, we appreciate your continued confidence and support.

  Respectfully submitted,

  Brian C. Rogers
  President and chairman of the portfolio's Investment Advisory Committee July 15, 2002

  The committee chairman has day-to-day responsibility for managing the portfolio and works with committee members in developing and executing the portfolio's investment program.

Portfolio Highlights

Twenty-Five Largest Holdings

                                                    Percent of
                                                    Net Assets
                                                       6/30/02
------------------------------------------------

Exxon Mobil                                               2.6%

ChevronTexaco                                              2.5

Merck                                                      2.0

Honeywell International                                    1.9

BP                                                         1.9

Union Pacific                                              1.6

GE                                                         1.6

Bristol-Myers Squibb                                       1.5

Verizon Communications                                     1.5

International Paper                                        1.5

Bank One                                                   1.5

Schering-Plough                                            1.4

Amerada Hess                                               1.4

FleetBoston Financial                                      1.3

Cooper Industries                                          1.2

Fortune Brands                                             1.2

DuPont                                                     1.2

AT&T                                                       1.2

SBC Communications                                         1.2

Mellon Financial                                           1.2

Disney                                                     1.2

Starwood Hotels & Resorts Worldwide                        1.2

Knight-Ridder                                              1.2

3M                                                         1.1

Dow Jones                                                  1.1
------------------------------------------------

Total                                                    37.2%
------------------------------------------------

Note: Table excludes investments in the T. Rowe Price Reserve Investment Fund.

Major Portfolio Changes

Six Months Ended 6/30/02
Listed in descending order of size

LARGEST PURCHASES (10)
----------------------------------

Bristol-Myers Squibb
Merck
AOL Time Warner*
Schering-Plough
AT&T
GE
Qwest Communications International
El Paso Corporation*
Duke Energy
NiSource

LARGEST SALES (10)
----------------------------------

Lockheed Martin
Procter & Gamble
Wyeth
Stanley Works**
3M
Rouse
Niagara Mohawk***
UST
Textron**
McGraw-Hill**
----------------------------------

*   Position added
**  Position eliminated
*** Eliminated due to merger

Performance Comparison

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

Equity Income Portfolio

              S&P 500 Index                Lipper Variable Annuity                 Equity Income
                                          Underlying Equity Income                     Portfolio
                                                     Funds Average

3/31/1994            10,000                                 10,000                        10,000
6/30/1994            10,042                                 10,040                        10,170
6/30/1995            12,660                                 12,090                        12,409
6/30/1996            15,952                                 14,673                        15,536
6/30/1997            21,487                                 18,809                        19,815
6/30/1998            27,968                                 22,794                        23,653
6/30/1999            34,333                                 25,709                        27,261
6/30/2000            36,820                                 24,810                        24,474
6/30/2001            31,360                                 26,728                        29,200
6/30/2002            25,719                                 24,345                        27,818

Average Annual Compound Total Return

This table shows how the fund would have performed each year if its actual (or cumulative) returns for the periods shown had been earned at a constant rate.

Equity Income shares

Periods Ended 6/30/02

                                                                           Since        Inception
                     1 Year          3 Years           5 Years         Inception             Date
------------------------------------------------------------------------

Equity Income
shares               -4.73%            0.68%             7.02%            13.21%          3/31/94

Equity Income
- II shares               -                -                 -             -5.35          4/30/02

Investment return and principal value represent past performance and will vary. Shares may be worth more or less at redemption than at original purchase.

Total returns do not include charges imposed by your insurance company's separate account. If these were included, performance would have been lower.

Financial Highlights
T. Rowe Price Equity Income Portfolio
Unaudited

                   For a share outstanding throughout each period
                   ---------------------------------------------------------
Equity Income
shares                    6 Months           Year
                             Ended          Ended
                           6/30/02       12/31/01      12/31/00       12/31/99       12/31/98      12/31/97
NET ASSET VALUE
Beginning of period        $ 19.17        $ 19.55       $ 18.73        $ 19.25        $ 18.59       $ 15.26

Investment activities
  Net investment
  income (loss)               0.12           0.28          0.37           0.38           0.39          0.40

  Net realized and
  unrealized gain
  (loss)                    (0.81)         (0.02)          1.95           0.33           1.27          3.94

  Total from
  investment
  activities                (0.69)           0.26          2.32           0.71           1.66          4.34

Distributions
  Net investment
  income                    (0.12)         (0.28)        (0.37)         (0.38)         (0.39)        (0.40)

  Net realized gain         (0.02)         (0.36)        (1.13)         (0.85)         (0.61)        (0.61)

  Total distributions       (0.14)         (0.64)        (1.50)         (1.23)         (1.00)        (1.01)

NET ASSET VALUE
End of period              $ 18.34        $ 19.17       $ 19.55        $ 18.73        $ 19.25       $ 18.59
                   ---------------------------------------------------------
Ratios/Supplemental Data
Total
return(diamond)            (3.62)%          1.46%        13.05%          3.72%          9.07%        28.85%

Ratio of total
expenses to
average net assets          0.85%!          0.85%         0.85%          0.85%          0.85%         0.85%

Ratio of net
investment
income (loss)
to average
net assets                  1.30%!          1.50%         1.98%          1.90%          2.15%         2.56%

Portfolio turnover
rate                        16.8%!          17.2%         38.7%          32.6%          18.2%         20.5%

Net assets,
end of period
(in thousands)           $ 833,859      $ 775,573     $ 645,106      $ 595,433      $ 526,952     $ 344,724

(diamond) Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions.

! Annualized

The accompanying notes are an integral part of these financial statements.

Financial Highlights
T. Rowe Price Equity Income Portfolio
Unaudited
                                              For a share outstanding
                                               throughout each period

Equity Income - II shares                                     4/30/02
                                                              Through
                                                              6/30/02
NET ASSET VALUE
Beginning of period                                           $ 19.62

Investment activities
  Net investment income (loss)                                   0.05

  Net realized and
  unrealized gain (loss)                                       (1.28)

  Total from
  investment activities                                        (1.23)

  Distributions
  Net investment income                                        (0.06)

NET ASSET VALUE
End of period                                                 $ 18.33
                                                              -------

Ratios/Supplemental Data
Total return(diamond)                                         (5.35)%

Ratio of total expenses to
average net assets                                             1.10%!

Ratio of net investment
income (loss) to average
net assets                                                     4.32%!

Portfolio turnover rate                                        16.8%!

Net assets, end of period
(in thousands)                                                   $ 95

(diamond) Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions.

! Annualized

The accompanying notes are an integral part of these financial statements.

Statement of Net Assets
T. Rowe Price Equity Income Portfolio
June 30, 2002 (Unaudited)
                                                           Shares/Par                    Value
----------------------------------------------------------------------
                                                                                  In thousands
COMMON STOCKS 96.1%
CONSUMER DISCRETIONARY 13.5%
Auto Components 0.2%
TRW                                                            32,000                  $ 1,823

                                                                                         1,823

Automobiles 0.5%
Ford Motor                                                    262,400                    4,198

                                                                                         4,198

Hotels, Restaurants & Leisure 2.8%
Hilton                                                        445,700                    6,195

McDonald's                                                    280,200                    7,972

Starwood Hotels & Resorts Worldwide, REIT                     291,705                    9,594

                                                                                        23,761

Household Durables 1.7%
Black & Decker                                                 78,500                    3,784

Fortune Brands                                                181,500                   10,164

                                                                                        13,948

Leisure Equipment & Products 1.5%
Eastman Kodak                                                 245,400                    7,158

Hasbro                                                        406,100                    5,507

                                                                                        12,665

Media 5.0%
AOL Time Warner *                                             557,500                    8,201

Disney                                                        514,900                    9,732

Dow Jones                                                     196,900                    9,540

Knight-Ridder                                                 152,400                    9,593

Reader's Digest, Class A                                      232,200                    4,349

                                                                                        41,415

Multiline Retail 1.0%
J.C. Penney                                                    78,100                    1,720

May Department Stores                                         199,600                    6,573

                                                                                         8,293

Specialty Retail 0.8%
Toys "R" Us *                                                 385,100                    6,728

                                                                                         6,728

Total Consumer Discretionary                                                           112,831

CONSUMER STAPLES 7.9%
Beverages 0.9%
Brown-Forman, Class B                                         110,300                    7,611

                                                                                         7,611

                                                           Shares/Par                    Value
----------------------------------------------------------------------
                                                                                  In thousands
Food Products 2.7%
Campbell Soup                                                 194,300                  $ 5,374

General Mills                                                 135,200                    5,960

Hershey Foods                                                  94,100                    5,881

Kellogg                                                        74,700                    2,679

McCormick                                                      94,600                    2,436

                                                                                        22,330

Household Products 2.0%
Clorox                                                        133,400                    5,516

Kimberly-Clark                                                 83,200                    5,158

Procter & Gamble                                               62,700                    5,599

                                                                                        16,273

Personal Products 0.9%
Gillette                                                      232,400                    7,871

                                                                                         7,871

Tobacco 1.4%
Philip Morris                                                 103,100                    4,504

UST                                                           219,800                    7,473

                                                                                        11,977

Total Consumer Staples                                                                  66,062

ENERGY 11.4%
Energy Equipment & Services 0.3%
Baker Hughes                                                   75,300                    2,507

                                                                                         2,507

Oil & Gas 11.1%
Amerada Hess                                                  138,800                   11,451

BP ADR                                                        306,196                   15,460

ChevronTexaco                                                 234,776                   20,778

Exxon Mobil                                                   538,322                   22,028

Marathon Oil                                                  167,000                    4,529

Royal Dutch Petroleum ADR                                     166,900                    9,224

Unocal                                                        249,000                    9,198

                                                                                        92,668

Total Energy                                                                            95,175

FINANCIALS 18.6%
Banks 7.1%
Bank of America                                               116,400                    8,190

Bank One                                                      316,227                   12,168

FleetBoston Financial                                         347,617                   11,245

Mellon Financial                                              310,800                    9,769

Mercantile Bankshares                                         128,950                    5,291

National City                                                 163,300                    5,430

Wells Fargo                                                   133,660                    6,691

                                                                                        58,784

T. Rowe Price Equity Income Portfolio
June 30, 2002 (Unaudited)
                                                           Shares/Par                    Value
----------------------------------------------------------------------
                                                                                  In thousands
Diversified Financials 4.5%
American Express                                              252,000                  $ 9,153

Citigroup                                                     173,164                    6,710

Fannie Mae                                                    109,200                    8,054

J.P. Morgan Chase                                             248,570                    8,431

Moody's                                                       103,100                    5,129

                                                                                        37,477

Insurance 5.8%
American International Group                                  107,212                    7,315

Aon                                                           140,300                    4,136

Chubb                                                         124,400                    8,808

Lincoln National                                               71,600                    3,007

Prudential *                                                   77,500                    2,585

SAFECO                                                        292,700                    9,041

St. Paul Companies                                            102,276                    3,981

UnumProvident                                                 369,500                    9,404

                                                                                        48,277

Real Estate 1.2%
Rouse, REIT                                                    70,400                    2,323

Simon Property, REIT                                          215,936                    7,955

                                                                                        10,278

Total Financials                                                                       154,816

HEALTH CARE 6.9%
Health Care Equipment & Supplies 0.6%
Becton, Dickinson                                             143,600                    4,947

                                                                                         4,947

Pharmaceuticals 6.3%
Abbott Laboratories                                           103,000                    3,878

Bristol-Myers Squibb                                          490,800                   12,614

Merck                                                         331,300                   16,777

Schering-Plough                                               474,800                   11,680

Wyeth                                                         147,300                    7,542

                                                                                        52,491

Total Health Care                                                                       57,438

INDUSTRIALS & BUSINESS SERVICES 16.7%
Aerospace & Defense 4.4%
Honeywell International                                       441,400                   15,550

Lockheed Martin                                                94,100                    6,540

Raytheon                                                      137,000                    5,583

Rockwell Collins                                              339,200                    9,301

                                                                                        36,974

                                                           Shares/Par                    Value
----------------------------------------------------------------------
                                                                                  In thousands
Building Products 0.0%
Armstrong Holdings *                                           57,700                    $ 103

                                                                                           103

Commercial Services & Supplies 2.1%
Dun & Bradstreet *                                             97,400                    3,219

R.R. Donnelley                                                179,000                    4,931

Waste Management                                              363,872                    9,479

                                                                                        17,629

Electrical Equipment 2.7%
Cooper Industries                                             260,867                   10,252

Emerson Electric                                               47,200                    2,526

Hubbell, Class B                                              150,800                    5,150

Rockwell Automation                                           226,800                    4,531

                                                                                        22,459

Industrial Conglomerates 2.7%
3M                                                             77,800                    9,569

GE                                                            447,400                   12,997

                                                                                        22,566

Machinery 1.3%
Eaton                                                          54,100                    3,936

Pall                                                          339,500                    7,045

                                                                                        10,981

Road & Rail 2.6%
Norfolk Southern                                              329,100                    7,695

Union Pacific                                                 213,200                   13,491

                                                                                        21,186

Trading Companies & Distributors 0.9%
Genuine Parts                                                 221,650                    7,729

                                                                                         7,729

Total Industrials & Business Services                                                  139,627

INFORMATION TECHNOLOGY 3.7%
Communications Equipment 1.1%
Corning *                                                     230,700                      819

Lucent Technologies *                                         863,800                    1,434

Motorola                                                      477,700                    6,888

                                                                                         9,141

Computers & Peripherals 1.0%
Hewlett-Packard                                               558,236                    8,530

                                                                                         8,530

Office Electronics 0.1%
Xerox *                                                       176,400                    1,230

                                                                                         1,230
T. Rowe Price Equity Income Portfolio
June 30, 2002 (Unaudited)
                                                           Shares/Par                    Value
----------------------------------------------------------------------
                                                                                  In thousands
Semiconductor Equipment & Products 0.8%
Agere, Class A *                                              518,547                    $ 726

Agere, Class B *                                              190,141                      285

Texas Instruments                                             221,100                    5,240

                                                                                         6,251

Software 0.7%
Microsoft *                                                   101,300                    5,541

                                                                                         5,541

Total Information Technology                                                            30,693

MATERIALS 5.8%
Chemicals 4.0%
Dow Chemical                                                  204,900                    7,044

DuPont                                                        227,900                   10,119

Great Lakes Chemical                                          211,100                    5,592

Hercules *                                                    334,300                    3,878

International Flavors & Fragrances                            212,800                    6,914

                                                                                        33,547

Paper & Forest Products 1.8%
International Paper                                           285,853                   12,457

MeadWestvaco                                                   79,400                    2,665

                                                                                        15,122

Total Materials                                                                         48,669

TELECOMMUNICATION SERVICES 7.0%
Diversified Telecommunication Services 7.0%
Alltel                                                        173,900                    8,173

AT&T                                                          942,700                   10,087

BellSouth                                                     288,800                    9,097

Qwest Communications Interntional *                         1,410,200                    3,949

SBC Communications                                            327,968                   10,003

Sprint                                                        421,800                    4,475

Verizon Communications                                        314,042                   12,609

Total Telecommunication Services                                                        58,393

UTILITIES 4.6%
Electric Utilities 2.3%
Constellation Energy Group                                    311,200                    9,131

eXcelon                                                       107,812                    5,638

FirstEnergy                                                   138,620                    4,627

                                                                                        19,396

                                                           Shares/Par                    Value
----------------------------------------------------------------------
                                                                                  In thousands
Gas Utilities 1.4%
El Paso Corporation                                           237,300                  $ 4,891

NiSource                                                      295,400                    6,448

                                                                                        11,339

Multi-Utilities & Unregulated Power 0.9%
Duke Energy                                                   236,700                    7,362

                                                                                         7,362

Total Utilities                                                                         38,097

Total Common Stocks (Cost $799,944)                                                    801,801

CONVERTIBLE Preferred Stocks 0.6%
Ford Motor Capital Trust II                                    43,000                    2,419

Lucent Technologies
  144A                                                            435                      211

  Registered Shares *                                           4,600                    2,236

Total Convertible Preferred Stocks
(Cost $5,990)                                                                            4,866

U.S. Government Obligations/Agencies 0.2%
U.S. Treasury Bonds
  6.00%, 2/15/26                                            $ 500,000                      520

  6.25%, 8/15/2                                               320,000                       22

U.S. Treasury Notes
  5.625%, 2/15/06                                             250,000                      266

  5.75%, 8/15/03                                              400,000                      416

  5.875%, 2/15/04                                              20,000                       21

  7.00%, 7/15/06                                              400,000                      447

Total U.S. Government
Obligations/Agencies (Cost $1,532)                                                       1,692
Short-Term Investments 3.3%
Money Market Fund 3.3%
T. Rowe Price Reserve Investment
  Fund, 1.95% #                                            27,112,447                   27,112

Total Short-Term
Investments (Cost $27,112)                                                              27,112

Total Investments in Securities
100.2% of Net Assets (Cost $834,578)                                                 $ 835,471

Other Assets Less Liabilities                                                          (1,517)

T. Rowe Price Equity Income Portfolio
June 30, 2002 (Unaudited)
                                                           Shares/Par                    Value
----------------------------------------------------------------------
                                                                                  In thousands

NET ASSETS                                                                           $ 833,954
                                                                                     ---------
Net Assets Consist of:
Undistributed net investment income (loss)                                               $ 246

Undistributed net realized gain (loss)                                                   9,248

Net unrealized gain (loss)                                                                 894

Paid-in-capital applicable to 45,480,279 shares
of $0.0001 parvalue capital stock outstanding;
1,000,000,000 shares authorized                                                        823,566

NET ASSETS                                                                           $ 833,954
                                                                                     ---------
NET ASSET VALUE PER SHARE
Equity Income shares
($833,859,402/45,475,115 shares outstanding)                                           $ 18.34

Equity Income - II shares
($94,667/5,164 shares outstanding)                                                     $ 18.33

#  Seven-day yield

*  Non-income producing

144A Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be resold in transactions exempt from registration only to qualified institutional buyers - total of such securities at period-end amounts to $211 and represents 0.03% of net assets

ADR  American Depository Receipts

REIT  Real Estate Investment Trust

The accompanying notes are an integral part of these financial statements.

Statement of Operations
T. Rowe Price Equity Income Portfolio
In thousands
Unaudited
                                                             6 Months
                                                                Ended
                                                              6/30/02
Investment Income (Loss)
Income
  Dividend                                                    $ 8,468

  Interest                                                        431

  Total income                                                  8,899

Investment management and
administrative expense                                          3,511

Net investment income (loss)                                    5,388

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on securities                          9,095

Change in net unrealized gain (loss)
on securities                                                (48,090)

Net realized and unrealized gain (loss)                      (38,995)
INCREASE (DECREASE) IN NET
ASSETS FROM OPERATIONS                                     $ (33,607)
                                                           ----------

The accompanying notes are an integral part of these financial statements.

Statement of Changes in Net Assets
T. Rowe Price Equity Income Portfolio
In thousands
Unaudited

                                                             6 Months                     Year
                                                                Ended                    Ended
                                                              6/30/02                 12/31/01
Increase (Decrease) in Net Assets
Operations
  Net investment income (loss)                                $ 5,388                 $ 10,651

  Net realized gain (loss)                                      9,095                    8,940

  Change in net unrealized gain (loss)                       (48,090)                 (10,363)

  Increase (decrease) in net assets
  from operations                                            (33,607)                    9,228

Distributions to shareholders
  Net investment income
    Equity Income shares                                      (5,286)                 (10,443)

    Equity Income - II shares                                     (1)                        -

  Net realized gain
    Equity Income shares                                        (853)                 (13,425)

  Decrease in net assets from distributions                   (6,140)                 (23,868)

Capital share transactions*
  Shares sold
    Equity Income shares                                      136,628                  206,116

    Equity Income - II shares                                     100                        -

  Distributions reinvested
    Equity Income shares                                        6,138                   23,868

    Equity Income - II shares                                       1                        -

  Shares redeemed
    Equity Income shares                                     (44,739)                 (84,877)

  Increase (decrease) in net assets
  from capital share transactions                              98,128                  145,107

Net Assets
Increase (decrease) during period                              58,381                  130,467

Beginning of period                                           775,573                  645,106

End of period                                               $ 833,954                $ 775,573
                                                             --------                 --------
*Share information
  Shares sold
    Equity Income shares                                        7,011                   10,635

    Equity Income - II shares                                       5                        -

  Distributions reinvested
    Equity Income shares                                          324                    1,281

    Equity Income - II shares                                       -                        -

  Shares redeemed
    Equity Income shares                                      (2,325)                  (4,450)

  Increase (decrease) in shares
  outstanding                                                   5,015                    7,466

The accompanying notes are an integral part of these financial statements.

Notes to Financial Statements
T. Rowe Price Equity Income Portfolio
June 30, 2002 (Unaudited)

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

  T. Rowe Price Equity Series, Inc. (the corporation) is registered under the Investment Company Act of 1940. The Equity Income Portfolio (the fund) is a diversified, open-end management investment company and is one of the portfolios established by the corporation. The fund seeks to provide substantial dividend income as well as long-term growth of capital through investments in the common stocks of established companies. Shares of the fund are currently offered only through certain insurance companies as an investment medium for both variable annuity contracts and variable life insurance policies. The fund has two classes of shares: Equity Income Portfolio, offered since March 31, 1994, and Equity Income Portfolio - II, which was first offered on April 30, 2002. Equity Income - II sells its shares only through financial intermediaries, which it compensates for distribution and certain administrative services under a Board-approved Rule 12b-1 plan. Each class has exclusive voting rights on matters related solely to that class, separate voting rights on matters that relate to both classes, and, in all other respects, the same rights and obligations as the other class.

  The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America, which require the use of estimates made by fund management.

  Valuation - Equity securities listed or regularly traded on a securities exchange or in the over-the-counter market are valued at the last quoted sale price, or official closing price for certain markets, at the time the valuations are made. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security. Listed securities not traded on a particular day are valued at the mean of the latest bid and ask prices. Other equity securities are valued at a price within the limits of the latest bid and ask prices deemed by the Board of Directors, or by persons delegated by the Board, best to reflect fair value.

  Debt securities are generally traded in the over-the-counter market. Securities with original maturities of one year or more are valued at prices furnished by dealers who make markets in such securities or by an independent pricing service, which considers yield or price of bonds of comparable quality, coupon, maturity, and type, as well as prices quoted by dealers who make markets in such securities. Securities with original maturities less than one year are valued at amortized cost in local currency, which approximates fair value when combined with accrued interest.

  Investments in mutual funds are valued at the closing net asset value per share of the mutual fund on the day of valuation.

  Assets and liabilities for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by or under the supervision of the officers of the fund, as authorized by the Board of Directors.

  Premiums and Discounts - Premiums and discounts on debt securities are amortized for financial reporting purposes.

  Equity Income - II pays distribution and administrative expenses, in the form of Rule 12b-1 fees, in an amount not exceeding 0.25% of the class's average net assets. Management and administrative fee expense, investment income, and realized and unrealized gains and losses are allocated to the classes based upon the relative daily net assets of each class. Income distributions are declared and paid by each class on a quarterly basis. Capital gain distributions, if any, are declared and paid by the fund, typically on a quarterly basis.

  Other - Income and expenses are recorded on the accrual basis. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Dividend income and distributions to shareholders are recorded by the fund on the ex-dividend date.

NOTE 2 - INVESTMENT TRANSACTIONS

  Purchases and sales of portfolio securities, other than short-term securities, aggregated $171,156,000 and $66,888,000, respectively, for the six months ended June 30, 2002.

T. Rowe Price Equity Income Portfolio

NOTE 3 - INVESTMENT TRANSACTIONS

  No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company and distribute to shareholders all of its taxable income and capital gains. Federal income tax regulations differ from generally accepted accounting principles; therefore, distributions determined in accordance with tax regulations may differ in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. Temporary differences are not adjusted. The amount and character of tax-basis distributions and composition of net assets are finalized at fiscal year-end; accordingly, tax-basis balances have not been determined as of June 30, 2002.

  At June 30, 2002, the cost of investments for federal income tax purposes was substantially the same as for financial reporting and totaled $834,578,000. Net unrealized gain aggregated $893,000 at period-end, of which $97,220,000 related to appreciated investments and $96,327,000 related to depreciated investments.

NOTE 4 - RELATED PARTY TRANSACTIONS

  The fund is managed by T. Rowe Price Associates, Inc. (the manager or Price Associates), a wholly owned subsidiary of T. Rowe Price Group. The investment management and administrative agreement between the fund and the manager provides for an all-inclusive annual fee equal to 0.85% of the fund's average daily net assets. The fee is computed daily and paid monthly. The agreement provides that investment management, shareholder servicing, transfer agency, accounting, and custody services are provided to the fund, and interest, taxes, brokerage commissions, directors' fees and expenses, and extraordinary expenses are paid directly by the fund. At June 30, 2002, $611,000 was payable under the agreement.

  The fund may invest in the T. Rowe Price Reserve Investment Fund and T. Rowe Price Government Reserve Investment Fund (collectively, the Reserve Funds), open-end management investment companies managed by Price Associates. The Reserve Funds are offered as cash management options only to mutual funds and other accounts managed by Price Associates and/or its affiliates, and are not available to the public. The Reserve Funds pay no investment management fees. Distributions from the Reserve Funds to the fund for the six months ended June 30, 2002, totaled $380,000 and are reflected as interest income in the accompanying Statement of Operations.

T. Rowe Price Equity Income Portfolio

About the Portfolio's Directors and Officers

  Your portfolio is governed by a Board of Directors that meets regularly to review investments, performance, expenses, and other business matters, and is responsible for protecting the interests of shareholders. The majority of the portfolio's directors are independent of T. Rowe Price Associates, Inc. ("T. Rowe Price"); "inside" directors are officers of T. Rowe Price. The Board of Directors elects the portfolio's officers, who are listed in the final table. The business address of each director and officer is 100 East Pratt Street, Baltimore, MD 21202.

Independent Directors

Name
(Date of Birth)            Principal Occupation(s) During Past 5 Years and
Year Elected*              Other Directorships of Public Companies

Calvin W. Burnett,         President, Coppin State College; Director,
Ph.D. (3/16/32)            Provident Bank of Maryland
2001

Anthony W. Deering         Director, Chairman of the Board, President, and
(1/28/45)                  Chief Executive Officer, The Rouse Company, real
2001                       estate developers

Donald W. Dick, Jr.        Principal, EuroCapital Advisors, LLC, an
(1/27/43)                  acquisition and management advisory firm
1994

David K. Fagin             Director, Dayton Mining Corp. (6/98 to present),
(4/9/38)                   Golden Star Resources Ltd., and Canyon Resources
1994                       Corp. (5/00 to present); Chairman and President,
                           Nye Corp.

F. Pierce Linaweaver       President, F. Pierce Linaweaver & Associates, Inc.,
(8/22/34)                  consulting environmental and civil engineers
2001

Hanne M. Merriman          Retail Business Consultant; Director, Ann Taylor
(11/16/41)                 Stores Corp., Ameren Corp., Finlay Enterprises,
1994                       Inc., The Rouse Company, and US Airways Group, Inc.

John G. Schreiber          Owner/President, Centaur Capital Partners, Inc.,
(10/21/46)                 and Partner, Blackstone Real Estate Advisors,
2001                       L.P.; Director, AMLI Residential Properties Trust,
                           Host Marriott Corp., and The Rouse Company

Hubert D. Vos              Owner/President, Stonington Capital Corp., a
(8/2/33)                   private investment company
1994

Paul M. Wythes             Founding Partner, Sutter Hill Ventures, a venture
(6/23/33)                  capital limited partnership, providing equity
1994                       capital to young high-technology companies
                           throughout the United States; Director, Teltone
                           Corp.

*Each independent director oversees 98 T. Rowe Price portfolios and serves until the election of a successor.

T. Rowe Price Equity Income Portfolio

Inside Directors

Name
(Date of Birth)
Year Elected*
[Number of
T. Rowe Price              Principal Occupation(s) During Past 5 Years
Portfolios Overseen]       and Other Directorships of Public Companies

John H. Laporte            Director, T. Rowe Price Group, Inc.; Vice
(7/26/45)                  President, T. Rowe Price
1994
[15]

James S. Riepe             Director and Vice President, T. Rowe Price; Vice
(6/25/43)                  Chairman of the Board, Director, and Vice
1994                       President, T. Rowe Price Group, Inc.; Chairman
[98]                       of the Board and Director, T. Rowe Price Global
                           Asset Management Limited, T. Rowe Price Investment
                           Services, Inc., T. Rowe Price Retirement Plan
                           Services, Inc., and T. Rowe Price Services, Inc.;
                           Chairman of the Board, Director, President, and
                           Trust Officer, T. Rowe Price Trust Company;
                           Director, T. Rowe Price International, Inc., and
                           T. Rowe Price Global Investment Services Limited;
                           Vice President, Equity Series

M. David Testa             Vice Chairman of the Board, Chief Investment
(4/22/44)                  Officer, Director, and Vice President, T. Rowe
1994                       Price Group, Inc.; Chief Investment Officer,
[98]                       Director, and Vice President, T. Rowe Price;
                           Chairman and Director, T. Rowe Price Global Asset
                           Management Limited; Vice President and Director,
                           T. Rowe Price Trust Company; Director, T. Rowe
                           Price Global Investment Services Limited and
                           T. Rowe Price International, Inc.; President,
                           Equity Series

*Each inside director serves until the election of a successor.

Officers

Name (Date of Birth)
Position(s) Held
With Fund                  Principal Occupation(s)

Brian W.H. Berghuis,       Vice President, T. Rowe Price and T. Rowe Price
10/12/58                   Group, Inc.
Executive Vice
President,
Equity Series

Stephen W. Boesel          Vice President, T. Rowe Price, T. Rowe Price
(12/28/44)                 Group, Inc., and T. Rowe Price Trust Company
Vice President,
Equity Series

Joseph A. Carrier          Vice President, T. Rowe Price, T. Rowe Price
(12/30/60)                 Group, Inc., and T. Rowe Price Investment
Treasurer,                 Services, Inc.
Equity Series

Arthur B. Cecil III        Vice President, T. Rowe Price and T. Rowe Price
(9/15/42)                  Group, Inc.
Vice President,
Equity Series

Giri Devulapally           Vice President, T. Rowe Price and T. Rowe Price
(11/18/67)                 Group, Inc.
Vice President,
Equity Series

Anna M. Dopkin,            Vice President, T. Rowe Price and T. Rowe Price
9/5/67                     Group, Inc.
Vice President,
Equity Series

Robert N. Gensler          Vice President, T. Rowe Price and T. Rowe Price
(10/18/57)                 Group, Inc.
Vice President,
Equity Series

Eric M. Gerster            Vice President, T. Rowe Price and T. Rowe Price
(3/23/71)                  Group, Inc.
Vice President,
Equity Series

Henry H. Hopkins           Director and Vice President, T. Rowe Price Group,
(12/23/42)                 Inc.; Vice President, T. Rowe Price, T. Rowe Price
Vice President,            International, Inc., and T. Rowe Price Retirement
Equity Series              Plan Services, Inc.; Vice President and Director,
                           T. Rowe Price Investment Services, Inc., T. Rowe
                           Price Services, Inc., and T. Rowe Price Trust
                           Company

T. Rowe Price Equity Income Portfolio

Officers continued

Name (Date of Birth)
Title and Fund(s)
Served                     Principal Occupation(s)

Kris H. Jenner             Vice President, T. Rowe Price and T. Rowe Price
(2/5/62)                   Group, Inc.
Executive Vice
President,
Equity Series

J. Jeffrey Lang            Vice President, T. Rowe Price and T. Rowe Price
(1/10/62)                  Trust Company
Vice President,
Equity Series

John D. Linehan            Vice President, T. Rowe Price, T. Rowe Price
(1/21/65)                  Group, Inc., and T. Rowe Price International, Inc.
Vice President,
Equity Series

Patricia B. Lippert        Assistant Vice President, T. Rowe Price and
(1/12/53)                  T. Rowe Price Investment Services, Inc.
Secretary,
Equity Series

David S. Middleton         Vice President, T. Rowe Price, T. Rowe Price
(1/18/56)                  Group, Inc., and T. Rowe Price Trust Company
Controller,
Equity Series

Joseph Milano              Vice President, T. Rowe Price and T. Rowe Price
(9/14/72)                  Group, Inc.
Vice President,
Equity Series

Larry J. Puglia,           Vice President, T. Rowe Price and T. Rowe Price
CFA (8/25/60)              Group, Inc.
Executive
Vice President,
Equity Series

Brian C. Rogers            Director and Vice President, T. Rowe Price Group,
(6/27/55)                  Inc.; Vice President, T. Rowe Price and T. Rowe
Executive Vice             Price Trust Company
President,
Equity Series

Robert W. Smith            Vice President, T. Rowe Price, T. Rowe Price
(4/11/61)                  Group, Inc., and T. Rowe Price International, Inc.
Vice President,
Equity Series

Michael F. Sola            Vice President, T. Rowe Price and T. Rowe Price
(7/21/69)                  Group, Inc.
Vice President,
Equity Series

William J. Stromberg,      Vice President, T. Rowe Price and T. Rowe Price
CFA (3/10/60)              Group, Inc.
Vice President,
Equity Series

John F. Wakeman            Vice President, T. Rowe Price and T. Rowe Price
(11/25/62)                 Group, Inc.
Vice President,
Equity Series

Richard T. Whitney         Vice President, T. Rowe Price, T. Rowe Price
(5/7/58)                   Group, Inc., T. Rowe Price Trust Company, and
Executive Vice             T. Rowe Price International, Inc.
President,
Equity Series

R. Candler Young           Assistant Vice President, T. Rowe Price
(9/28/71)
Vice President,
Equity Series

Unless otherwise noted, officers have been employees of T. Rowe Price or T. Rowe Price International for at least five years.

This report is authorized for distribution only to those who have received a copy of the portfolio's prospectus.

T. Rowe Price, Invest With Confidence
100 East Pratt Street
Baltimore, MD 21202

T. Rowe Price Investment Services, Inc., Distributor

TRP654 (6/02)
K15-057 6/30/02